EXHIBIT 10.01
                                                                FILED: C 5682-99
                            Certificate to Accompany
                                                                 JUN 12 2003
                               RESTATED ARTICLES
                                (PURSUANT TO NRS             IN THE OFFICE OF
                               78.403 and 82.371)             /S/ Dean Heller
                                                 DEAN HELLER, SECRETARY OF STATE
DEAN HELLER
Secretary of State

202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684 5708

             Important: Read attached instructions before completing
--------------------------------------------------------------------------------

          This Form is to Accompany Restated Articles of Incorporation
          ------------------------------------------------------------
                       (Pursuant to NRS 78.403 or 82.371)
         (This form may also be used to accompany Restated Articles for
       Limited-Liability Companies and Certificates of Limited Partnership
                              and Business Trusts)
                              -Remit in Duplicate-

1. Name of Nevada entity as last recorded in this office:
     VENDINGDATA CORPORATION
--------------------------------------------------------------------------------

2. Indicate what changes have been made by checking the appropriate spaces.*

     ___ The entity name has been amended.

     ___ The resident agent has been changed.
         (attach Certificate of Acceptance from new resident agent)

     ___ The purpose of the entity has been amended.

     _X_ The authorized shares have been amended.

     ___ The directors, managers or general partners have been amended.

     ___ The duration of the entity has been amended.

     ___ IRS tax language has been added.

     ___ Articles have been added to the articles or certificate.

     ___ Articles have been deleted from the articles or certificate.

     ___ None of the above apply. The articles or certificate have been amended as follows: (provide article numbers, if available)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

*This form is to accompany Restated Articles which contain newly altered or amended articles.

The Restated Articles must contain all of the requirements as set forth in the statutes for amending or altering Articles of Incorporation, Articles of Organization or Certificates of Limited Partnership.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

                    CERTIFICATE OF AMENDMENT AND RESTATEMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                            VENDINGDATA CORPORATION,
                              A NEVADA CORPORATION


         THE UNDERSIGNED hereby certifies as follows:

         1. He is the duly elected and acting President of VendingData Corporation, a Nevada corporation (the "Corporation").

         2. On December 23, 2002, the Corporation filed a Certificate of Change in Number of Authorized Shares with the Nevada Secretary of State through which the Corporation effected a 1-for-5 reverse stock split of its authorized and outstanding shares of common stock, $.001 par value ("Common Stock"), as of January 3, 2003.

         3. On April 22, 2003, the Board of Directors of the Corporation unanimously approved the second amendment and restatement of the Corporation's articles of incorporation (the "Articles"), pursuant to Nevada Revised Statutes 78.385.

         4. On May 29, 2003, upon the recommendation of the Board of Directors of the Corporation, the proposed second amendment to the Articles was submitted to the stockholders of the Corporation. The stockholders holding 7,625,826 shares of the Company's Common Stock were entitled to vote on the amendment, with amendment to the Articles requiring the affirmative vote of a majority of the outstanding shares of Common Stock. The holders of 6,576,187 shares of Common Stock, constituting 86% of those votes entitled to be cast, voted in favor of the amendment to Article IV increasing the authorized Common Stock from 16,000,000 to 25,000,000 shares. The Company having received the approval required for the amendment to Article IV, the amendment as set forth below is incorporated in the Second Amended and Restated Articles of Incorporation attached hereto.

         5. Article IV, Shares of Stock, is hereby deleted and replaced in its entirety with a new Article IV to read in full as follows:

                                   ARTICLE IV
                                 SHARES OF STOCK

         SECTION 4.1. CAPITAL STOCK

                  The Corporation is authorized to issue twenty-five million (25,000,000) shares of common stock, $.001 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock, $.001 par value ("Preferred Stock"). Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

         SECTION 4.2. COMMON STOCK

                  The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

         SECTION 4.3. PREFERRED STOCK

                  The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the voting powers, full or limited, or no voting powers, the designations, powers and relative, participating, optional, or other special rights of such series, and qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law.

         SECTION 4.4. VOTING POWER FOR HOLDERS OF COMMON STOCK AND PREFERRED
                  STOCK

                  Except as otherwise provided in these Articles of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote and each holder of any series of Preferred Stock shall have no voting rights, either general or specific, of any kind whatsoever except to the extent expressly so provided by the Board of Directors pursuant to Section 4.3 hereof.

         6. The text of the Second Amended and Restated Articles of Incorporation is hereby amended by this Certificate to read in full as follows:

                           SECOND AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                             VENDINGDATA CORPORATION
                              A NEVADA CORPORATION


                                   ARTICLE I
                                      NAME

         The name of the corporation is VendingData Corporation (the "Corporation").

                                   ARTICLE II
                      RESIDENT AGENT AND REGISTERED OFFICE

         The name and address of the Corporation's resident agent for service of process is Stacie L. Brown, 6830 Spencer Street, Las Vegas, Nevada 89119.

                                  ARTICLE III
                                     PURPOSE

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the NRS.

                                   ARTICLE IV
                                 SHARES OF STOCK

SECTION 4.1. CAPITAL STOCK

         The Corporation is authorized to issue twenty-five million (25,000,000) shares of common stock, $.001 par value ("Common Stock"), and ten million (10,000,000) shares of preferred stock, $.001 par value ("Preferred Stock"). Common Stock and Preferred Stock may be issued from time to time without action by the stockholders. Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors.

SECTION 4.2. COMMON STOCK

         The shares of authorized Common Stock of the Corporation shall be identical in all respects and shall have equal rights and privileges.

SECTION 4.3. PREFERRED STOCK

         The Board of Directors shall have authority to issue the shares of Preferred Stock from time to time on such terms as it may determine, and to divide the Preferred Stock into one or more series and in connection with the creation of any such series to fix by the resolution or resolutions providing for the issue of shares thereof the voting powers, full or limited, or no voting powers, the designations, powers and relative, participating, optional, or other special rights of such series, and qualifications, limitations, or restrictions thereof, to the full extent now or hereafter permitted by law.

SECTION 4.4. VOTING POWER FOR HOLDERS OF COMMON STOCK AND PREFERRED STOCK

         Except as otherwise provided in these Articles of Incorporation, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held by him or her on all matters submitted to stockholders for a vote and each holder of any series of Preferred Stock shall have no voting rights, either general or specific, of any kind whatsoever except to the extent expressly so provided by the Board of Directors pursuant to Section 4.3 hereof.

                                   ARTICLE V
                                    DIRECTORS

         The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which consist of not less than one (1) and no more than ten (10) directors. Provided that the Corporation has at least one director, the number of directors may at any time or times be increased or decreased as provided in the Bylaws.

                                   ARTICLE VI
                                     BYLAWS

         The Board of Directors shall have power to make, alter, amend and repeal the Bylaws of the Corporation. Any Bylaws made by the Board of Directors under the powers conferred hereby may be altered, amended or repealed by a majority vote of the entire Board of Directors or by a two-thirds vote of all of the stock issued and outstanding at any annual or special meeting of stockholders, provided that notice of intention to amend shall have been contained in the notice for such meeting.

                                  ARTICLE VII
                       DIRECTORS' AND OFFICERS' LIABILITY

         A director or officer of the Corporation shall not be personally liable to this Corporation or its stockholders for damages for breach of fiduciary duty as a director or officer, but this Article shall not eliminate or limit the liability of a director or officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or (ii) the unlawful payment of distributions. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

                                  ARTICLE VIII
                                    INDEMNITY

         Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right, which may be enforced in any manner desired by such person. The expenses of directors and officers incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

         Without limiting the application of the foregoing, the Board of Directors may adopt Bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted under the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person. The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee, agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

                                   ARTICLE IX
                            GAMING REGULATORY MATTERS

         If the Nevada Gaming Commission or the governing gaming regulatory agency of a jurisdiction in which the Corporation holds a privileged license (collectively "Gaming Regulatory Authorities") at any time determines that a holder of stock or other security of this Corporation is unsuitable to hold such stock or other security, then, until such stock or security is no longer owned by such person, (a) the Corporation shall not be required or permitted to pay any dividend or interest with respect to the stock or security, (b) the holder of such stock or security shall not be entitled to vote on any matter as the holder of such stock or security, and such stock or security shall not, for any purpose whatsoever, be included in the stock or security of the Corporation entitled to vote, and (c) the Corporation shall not pay any remuneration in any form to the holder of such stock or security.

         If the Gaming Regulatory Authorities determine that a holder of stock or other security of this Corporation is unsuitable, such holder shall, upon written demand of the Corporation, relinquish ownership of such stock or security and, if the Corporation determines it to be necessary, the Corporation may purchase such stock or security for cash at fair market value to be determined at the sole discretion of the Corporation.

         IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of June, 2003, hereby declaring and certifying that the facts stated hereinabove are true.



                                   By: /s/ Stacie L. Brown, Attorney-in-Fact for
                                       -----------------------------------------
                                       Steven J. Blad
                                       President